SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 28, 1998


                             Nematron Corporation
            (Exact name of registrant as specified in its charter)


                                   Michigan
                (State or other jurisdiction of incorporation)

            0-21142                          38-2483796
(Commission File Number)         (IRS Employer Identification No.)

               5840 Interface Drive, Ann Arbor, Michigan  48103
           (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:   (734) 214-2000

                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

         On April 28, 1998, Nematron Corporation issued a press release announcing that it has identified potential material adjustments to the Company's financial statements for the years ended September 30, 1996 and 1997 relating to one significant contract, and that, as a result of the potential adjustments, its independent auditors had issued a letter notifying the Company that its auditors' reports on Nematron's financial statements as of September 30, 1997 and September 30, 1996, and for each of the two years then ended, should no longer be relied upon. The press release and the letter from Nematron's independent auditors referred to therein are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1     Press Release, dated April 28, 1998
Exhibit 99.2     Letter from KPMG Peat Marwick LLP, dated April 28, 1998
















                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



April 28, 1998                               NEMATRON CORPORATION


                                         /s/ David P. Gienapp

                                         By: David P. Gienapp
                                             Executive Vice President
                                             Finance